UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 10, 2006
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(800) 579-2302

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Third Quarter Earnings Release Date and Conference Call Information

On November 10, 2006, Stage Stores, Inc. (the "Company") issued a News Release announcing that it will release its third quarter 2006 financial results at 6:00 a.m. Eastern Time on Thursday, November 16, 2006. The release of the Company's third quarter financial results will be followed by a conference call, which will be held at 8:30 a.m. Eastern Time on the same day.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99
News Release issued by Stage Stores, Inc. on November 10, 2006 announcing the that it will release its third quarter 2006 financial results at 6:00 am Eastern Time on Thursday, November 16, 2006 and that it will hold a conference call at 8:30 a.m. Eastern Time on the same day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

November 14, 2006	/s/ Michael E. McCreery
(Date)	Michael E. McCreery
Executive Vice President and
Chief Financial Officer